                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                  JUNE 4, 1999



                                 AUTOCYTE, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                         0-21134                56-1995728
(State or other jurisdiction          (Commission File          (IRS Employer
      of incorporation)                    Number)           Identification No.)



             780 PLANTATION DRIVE, BURLINGTON, NORTH CAROLINA 27215
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (336) 222-9707

ITEM 5.  OTHER EVENTS

On June 4, 1999, AutoCyte, Inc. ("AutoCyte") and NeoPath, Inc. ("NeoPath") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which a wholly owned subsidiary of AutoCyte will be merged with and into NeoPath (the "Merger"), with NeoPath becoming a wholly owned subsidiary of AutoCyte. The form of Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

On the effective date of the Merger, each issued and outstanding share of common stock, $0.01 par value, of NeoPath ("NeoPath Common Stock"), other than shares held by NeoPath or AutoCyte, will automatically be converted into the right to receive 0.7903 shares of common stock, $0.01 par value, of AutoCyte ("AutoCyte Common Stock"). Cash will be paid in lieu of any fractional shares of AutoCyte Common Stock otherwise issuable in the Merger. Outstanding employee and director options to purchase shares of NeoPath Common Stock will be converted to AutoCyte options at the same exchange ratio. The Merger is intended to be a tax-free reorganization and to be accounted for as a pooling of interests.

Completion of the acquisition is subject to certain conditions, including approval of AutoCyte's and NeoPath's shareholders and other customary closing conditions. The Merger Agreement is also subject to termination in certain circumstances as set forth therein.

On June 18, 1999, AutoCyte announced that the United States Food & Drug Administration has approved the AutoCyte PREP System(TM) ("PREP") for use in primary screening for cervical cancer. A copy of AutoCyte's press release dated June 18, 1999 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger among AutoCyte, Inc., Trilogy Acquisition Corporation and NeoPath, Inc. dated as of June 4, 1999. Filed herewith. AutoCyte agrees to furnish supplementally to the Commission upon its request a copy of the omitted exhibits and schedules referenced in the agreement.

                  99.1     Press release dated June 7, 1999. Filed herewith.

                  99.2     Press release dated June 18, 1999. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  June 23, 1999                     AUTOCYTE, INC.



                                         By:   /s/ William O. Green
                                             ---------------------------------
                                               William O. Green
                                               Vice President, Finance and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
   NO.            DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger among AutoCyte, Inc., Trilogy Acquisition Corporation and NeoPath, Inc. dated as of June 4, 1999. Filed herewith. AutoCyte agrees to furnish supplementally to the Commission upon its request a copy of the omitted exhibits and schedules referenced in the agreement.

99.1              Press release dated June 7, 1999.  Filed herewith.

99.2              Press release dated June 18, 1999.  Filed herewith.